Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Christine D. Watts, Chief Executive Officer, President, Secretary and Treasurer of Sadhana Equity Investment, Inc. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1.  the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:  April 15, 2010

By:  /s/ Christine D. Watts
      Christine D. Watts
      Chief Executive Officer, President, Secretary and Treasurer
(Principal Executive and Accounting Officer)